Exhibit 99.2

Strategic Hotels & Resorts, Inc.
Supplemental Financial Information
September 30, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

CORPORATE INFORMATION
The Company
Strategic Hotels & Resorts, Inc. is an industry-leading owner and asset manager of high-end hotels and resorts. We own interests in or lease a quality portfolio of upper upscale and luxury hotels and resorts in desirable United States and European locations. Our portfolio is currently made up of 16 properties totaling 7,865 rooms. We own interests in or lease unique hotels with complex operations, sophisticated customers and multiple revenue streams. Our properties include large convention hotels, business hotels and resorts, which are managed by internationally recognized hotel management companies.
We believe our asset management expertise is what truly distinguishes us. Asset management is our focus, our core competency, and our competitive advantage. Our business is driven by our team’s depth of knowledge and hands-on expertise in every aspect of the lodging industry. While our focus is to drive top line revenues, we importantly focus on every component of bottom line profitability. We use our experience to make selective, value added acquisitions and recycle capital through thoughtful and planned dispositions. Simply put, we are utilizing our expert management skills in building a great hotel company which we believe will provide attractive returns for our shareholders.
Strategic Hotels & Resorts, Inc. is a real estate investment trust (REIT) and is traded on the New York Stock Exchange under the symbol BEE.
Fiscal Year End:
December 31
Number of Full-Time Equivalent Employees:
36
Corporate Headquarters:
200 West Madison Street, Suite 1700
Chicago, IL 60606
(312) 658-5000
Company Contacts:
Diane M. Morefield
Executive Vice President, Chief Financial Officer
(312) 658-5000
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
(312) 658-5000

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Board of Directors
Raymond L. Gellein, Jr.
Chairman of the Board, Chief Executive Officer and President
Sheli Z. Rosenberg
Lead Independent Director
Robert P. Bowen
Director and Chairman of the Audit Committee
James A. Jeffs
Director and Chairman of the Compensation Committee
William A. Prezant
Director and Chairman of the Corporate Governance and Nominating Committee

David W. Johnson
Director
Richard D. Kincaid
Director
Sir David M.C. Michels
Director
Eugene F. Reilly
Director

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Officers
Raymond L. Gellein, Jr.
Chief Executive Officer and President
Diane M. Morefield
Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)
Richard J. Moreau
Executive Vice President, Chief Operating Officer
Paula C. Maggio
Executive Vice President, Secretary & General Counsel
John K.T. Barrett
Senior Vice President, Asset Management
Thomas G. Healy
Senior Vice President, Asset Management
David R. Hogin, Jr.
Senior Vice President, Asset Management
Robert T. McAllister
Senior Vice President, Tax
Patricia A. Needham
Senior Vice President, Assistant Secretary
Eric D. Hassberger
Senior Vice President, Asset Management and Acquisitions
Jonathan P. Stanner
Senior Vice President, Capital Markets, Acquisitions and Treasurer
Gregory A. Brenner
Vice President, Controller
James L. Porter
Vice President, Internal Audit
George T. Stowers
Vice President, Design and Construction

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Equity Research Coverage

Firm	Analyst	Telephone

Bank of America Merrill Lynch	Andrew Didora	(646) 855-2924

Deutsche Bank North America	Chris Woronka	(212) 250-4486

Evercore Partners	Smedes Rose	(212) 497-0881

Green Street Advisors	Lukas Hartwich	(949) 640-8780

International Strategy & Investment Group, Inc.	Rich Hightower	(212) 752-0886

JMP Securities	Robert LaFleur	(415) 835-8944

J.P. Morgan Securities	Jonathan Mohraz	(212) 622-1111

MLV & Co	Ryan Meliker	(212) 542-5872

Raymond James & Associates	William Crow	(727) 567-2594

Wells Fargo Securities, LLC	Jeffrey Donnelly	(617) 603-4262
Strategic Hotels & Resorts, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Strategic Hotels & Resorts, Inc.'s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Strategic Hotels & Resorts, Inc. or its management. Strategic Hotels & Resorts, Inc. does not by its reference here imply its endorsement of, or concurrence with, such information, conclusions or recommendations.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Financial Highlights
Supplemental Financial Data
(in thousands, except per share information)

	September 30, 2014
	Pro Rata Share	Consolidated
Capitalization
Shares of common stock outstanding	247,383	247,383
Operating partnership units outstanding	794	794
Restricted stock units outstanding	1,470	1,470
Combined shares and units outstanding	249,647	249,647
Common stock price at end of period	$11.65	$11.65
Common equity capitalization	$2,908,388	$2,908,388
Preferred equity capitalization (at $25.00 face value)	90,384	90,384
Consolidated debt	1,667,860	1,667,860
Pro rata share of consolidated debt	(132,561)	—
Cash and cash equivalents	(234,405)	(234,405)
Total enterprise value	$4,299,666	$4,432,227
Net Debt / Total Enterprise Value	30.3%	32.3%
Preferred Equity / Total Enterprise Value	2.1%	2.0%
Common Equity / Total Enterprise Value	67.6%	65.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013
Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenues:
Rooms	$176,133	$134,092	$428,107	$359,840
Food and beverage	96,642	67,101	266,687	209,124
Other hotel operating revenue	31,224	21,098	77,405	59,248
Lease revenue	1,264	1,416	3,882	3,776
Total revenues	305,263	223,707	776,081	631,988
Operating Costs and Expenses:
Rooms	48,197	36,441	123,172	104,291
Food and beverage	70,965	54,408	192,645	163,247
Other departmental expenses	74,640	54,825	194,457	159,291
Management fees	9,970	6,376	24,989	17,833
Other hotel expenses	17,998	13,685	49,248	43,808
Lease expense	1,215	1,202	3,733	3,584
Depreciation and amortization	32,932	23,906	83,195	73,505
Impairment losses and other charges	—	728	—	728
Corporate expenses	5,405	5,191	19,796	18,163
Total operating costs and expenses	261,322	196,762	691,235	584,450
Operating income	43,941	26,945	84,846	47,538
Interest expense	(21,844)	(19,227)	(59,705)	(58,350)
Interest income	46	11	123	41
Loss on early extinguishment of debt	(609)	—	(609)	—
Equity in (losses) earnings of unconsolidated affiliates	(4)	451	5,267	3,252
Foreign currency exchange (loss) gain	(69)	28	(75)	26
(Loss) gain on consolidation of affiliates	(15)	—	143,451	—
Other (expenses) income, net	(136)	(832)	1,082	45
Income (loss) before income taxes and discontinued operations	21,310	7,376	174,380	(7,448)
Income tax (expense) benefit	(370)	15	(616)	(70)
Income (loss) from continuing operations	20,940	7,391	173,764	(7,518)
Income (loss) from discontinued operations, net of tax	63	(578)	159,102	1,740
Net Income (Loss)	21,003	6,813	332,866	(5,778)
Net (income) loss attributable to the noncontrolling interests in SHR's operating partnership	(67)	(29)	(1,197)	22
Net loss attributable to the noncontrolling interests in consolidated affiliates	1,854	3,018	6,112	7,467
Net Income Attributable to SHR	22,790	9,802	337,781	1,711
Preferred shareholder dividends	(1,802)	(6,042)	(18,795)	(18,125)
Net Income (Loss) Attributable to SHR Common Shareholders	$20,988	$3,760	$318,986	$(16,414)
Basic Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.08	$0.02	$0.71	$(0.09)
Income from discontinued operations attributable to SHR common shareholders	—	—	0.70	0.01
Net income (loss) attributable to SHR common shareholders	$0.08	$0.02	$1.41	$(0.08)
Weighted average shares of common stock outstanding	248,509	206,767	225,932	206,163
Diluted Income (Loss) Per Common Share:
Income (loss) from continuing operations attributable to SHR common shareholders	$0.07	$—	$0.65	$(0.12)
Income from discontinued operations attributable to SHR common shareholders	—	—	0.67	0.01
Net income (loss) attributable to SHR common shareholders	$0.07	$—	$1.32	$(0.11)
Weighted average shares of common stock outstanding	260,257	220,258	237,680	217,553

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014 and December 31, 2013
Consolidated Balance Sheets
(in thousands, except share data)

	September 30, 2014	December 31, 2013
Assets
Investment in hotel properties, net	$2,709,550	$1,795,338
Goodwill	38,128	38,128
Intangible assets, net of accumulated amortization of $5,463 and $11,753	89,888	29,502
Assets held for sale	—	135,901
Investment in unconsolidated affiliates	22,909	104,973
Cash and cash equivalents	234,405	73,655
Restricted cash and cash equivalents	100,182	75,916
Accounts receivable, net of allowance for doubtful accounts of $443 and $606	58,003	39,660
Deferred financing costs, net of accumulated amortization of $10,199 and $12,354	9,474	8,478
Deferred tax assets	1,763	—
Prepaid expenses and other assets	45,612	35,600
Total assets	$3,309,914	$2,337,151
Liabilities, Noncontrolling Interests and Equity
Liabilities:
Mortgages and other debt payable, net of discount	$1,666,614	$1,163,696
Bank credit facility	—	110,000
Liabilities of assets held for sale	—	17,027
Accounts payable and accrued expenses	214,627	189,889
Deferred tax liabilities	45,777	46,137
Total liabilities	1,927,018	1,526,749
Commitments and contingencies
Noncontrolling interests in SHR’s operating partnership	9,246	7,534
Equity:
SHR’s shareholders’ equity:
8.50% Series A Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 4,148,141 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $103,704 in the aggregate)	—	99,995
8.25% Series B Cumulative Redeemable Preferred Stock ($0.01 par value per share; 3,615,375 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $90,384 in the aggregate)	87,064	87,064
8.25% Series C Cumulative Redeemable Preferred Stock ($0.01 par value per share; 0 and 3,827,727 shares issued and outstanding; liquidation preference $25.00 per share plus accrued distributions and $0 and $95,693 in the aggregate)	—	92,489
Common stock ($0.01 par value per share; 350,000,000 shares of common stock authorized; 247,382,990 and 205,582,838 shares of common stock issued and outstanding)	2,474	2,056
Additional paid-in capital	2,105,426	1,705,306
Accumulated deficit	(897,171)	(1,234,952)
Accumulated other comprehensive loss	(16,102)	(41,445)
Total SHR’s shareholders’ equity	1,281,691	710,513
Noncontrolling interests in consolidated affiliates	91,959	92,355
Total equity	1,373,650	802,868
Total liabilities, noncontrolling interests and equity	$3,309,914	$2,337,151

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Discontinued Operations
The results of operations of hotels sold are classified as discontinued operations and segregated in the consolidated statements of operations for all periods presented. The following hotels were sold during the nine months ended September 30, 2014:

Hotel	Location	Date Sold	Sales Proceeds
Four Seasons Punta Mita Resort and La Solana land parcel	Punta Mita, Mexico	February 28, 2014	$206,867,000
Marriott London Grosvenor Square	London, England	March 31, 2014	$209,233,000	(a)

(a)
There was an outstanding balance of £67,301,000 ($112,150,000) on the mortgage loan secured by the Marriott London Grosvenor Square hotel, which was repaid at the time of closing. The net proceeds we received were $97,083,000.

The following is a summary of income (loss) from discontinued operations for the three and nine months ended September 30, 2014 and 2013 (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Hotel operating revenues	$—	$13,901	$17,767	$51,252
Operating costs and expenses	—	10,641	11,485	36,141
Depreciation and amortization	—	2,338	1,275	6,954
Total operating costs and expenses	—	12,979	12,760	43,095
Operating income	—	922	5,007	8,157
Interest expense	—	(1,879)	(1,326)	(5,521)
Interest income	—	1	2	4
Loss on early extinguishment of debt	—	—	(272)	—
Foreign currency exchange (loss) gain	—	(37)	32	151
Income tax benefit (expense)	—	415	(833)	(1,051)
Gain on sale, net of tax	63	—	156,492	—
Income (loss) from discontinued operations	$63	$(578)	$159,102	$1,740

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Investments in Unconsolidated Affiliates
(in thousands)
We had a 36.4% equity ownership interest in the Hotel del Coronado that we accounted for using the equity method of accounting until we acquired the remaining 63.6% equity ownership interest not previously owned by us on June 11, 2014. We had a 50.0% equity ownership interest in the Fairmont Scottsdale Princess hotel that we accounted for using the equity method of accounting until we acquired the remaining 50.0% equity ownership interest not previously owned by us on March 31, 2014. For purposes of this analysis, the operating results reflect the 36.4% equity ownership interest we held in the Hotel del Coronado prior to June 11, 2014 and the 50.0% equity ownership interest we held in the Fairmont Scottsdale Princess hotel prior to March 31, 2014.

	Three Months Ended September 30, 2014			Three Months Ended September 30, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$—	$—	$—	$47,279	$14,338	$61,617
Property EBITDA (100%)	$—	$—	$—	$18,667	$(302)	$18,365
Equity in earnings (losses) of unconsolidated affiliates (SHR ownership)
Property EBITDA	$—	$—	$—	$6,790	$(151)	$6,639
Depreciation and amortization	—	—	—	(1,896)	(1,533)	(3,429)
Interest expense	—	—	—	(1,950)	(195)	(2,145)
Other expenses, net	—	—	—	(205)	(16)	(221)
Income taxes	—	—	—	(339)	—	(339)
Equity in earnings (losses) of unconsolidated affiliates	$—	$—	$—	$2,400	$(1,895)	$505
EBITDA Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$—	$—	$—	$2,400	$(1,895)	$505
Depreciation and amortization	—	—	—	1,896	1,533	3,429
Interest expense	—	—	—	1,950	195	2,145
Income taxes	—	—	—	339	—	339
EBITDA Contribution	$—	$—	$—	$6,585	$(167)	$6,418
FFO Contribution:
Equity in earnings (losses) of unconsolidated affiliates	$—	$—	$—	$2,400	$(1,895)	$505
Depreciation and amortization	—	—	—	1,896	1,533	3,429
FFO Contribution	$—	$—	$—	$4,296	$(362)	$3,934

	Nine Months Ended September 30, 2014			Nine Months Ended September 30, 2013
	Hotel del Coronado	Fairmont Scottsdale Princess	Total	Hotel del Coronado	Fairmont Scottsdale Princess	Total
Total revenues (100%)	$67,863	$35,006	$102,869	$115,367	$69,498	$184,865
Property EBITDA (100%)	$20,761	$13,191	$33,952	$38,487	$14,772	$53,259
Equity in earnings of unconsolidated affiliates (SHR ownership)
Property EBITDA	$7,426	$6,595	$14,021	$13,999	$7,386	$21,385
Depreciation and amortization	(3,526)	(1,551)	(5,077)	(5,647)	(5,005)	(10,652)
Interest expense	(3,418)	(168)	(3,586)	(6,384)	(585)	(6,969)
Other expenses, net	(25)	(30)	(55)	(228)	(35)	(263)
Income taxes	143	—	143	(276)	—	(276)
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$1,464	$1,761	$3,225
EBITDA Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$1,464	$1,761	$3,225
Depreciation and amortization	3,526	1,551	5,077	5,647	5,005	10,652
Interest expense	3,418	168	3,586	6,384	585	6,969
Income taxes	(143)	—	(143)	276	—	276
EBITDA Contribution	$7,401	$6,565	$13,966	$13,771	$7,351	$21,122
FFO Contribution
Equity in earnings of unconsolidated affiliates	$600	$4,846	$5,446	$1,464	$1,761	$3,225
Depreciation and amortization	3,526	1,551	5,077	5,647	5,005	10,652
FFO Contribution	$4,126	$6,397	$10,523	$7,111	$6,766	$13,877

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Leasehold Information
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Marriott Hamburg:
Property EBITDA	$1,757	$1,655	$4,956	$4,557
Revenue (a)	$1,264	$1,416	$3,882	$3,776

Lease expense	(1,215)	(1,202)	(3,733)	(3,584)
Less: Deferred gain on sale-leaseback	(52)	(52)	(159)	(154)
Adjusted lease expense	(1,267)	(1,254)	(3,892)	(3,738)

Comparable EBITDA contribution from leasehold	$(3)	$162	$(10)	$38

Security Deposit (b):	September 30, 2014	December 31, 2013
Marriott Hamburg	$2,400	$2,611

(a)	For the three and nine months ended September 30, 2014 and 2013, Revenue for the Marriott Hamburg hotel represents lease revenue.

(b)	The security deposit is recorded in prepaid expenses and other assets on the consolidated balance sheets.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Non-GAAP Financial Measures
We present five non-GAAP financial measures that we believe are useful to management and investors as key measures of our operating performance: Funds from Operations (FFO); FFO—Fully Diluted; Comparable FFO; Earnings Before Interest Expense, Taxes, Depreciation and Amortization (EBITDA); and Comparable EBITDA.
EBITDA represents net income (or loss) attributable to SHR common shareholders excluding: (i) interest expense, (ii) income taxes, including deferred income tax benefits and expenses applicable to our foreign subsidiaries and income taxes applicable to sale of assets; (iii) depreciation and amortization; and (iv) preferred stock dividends. EBITDA also excludes interest expense, income taxes and depreciation and amortization of our unconsolidated affiliates. EBITDA is presented on a full participation basis, which means we have assumed conversion of all redeemable noncontrolling interests of our operating partnership into our common stock. We believe this treatment of noncontrolling interests provides useful information for management and our investors and appropriately considers our current capital structure. We also present Comparable EBITDA, which eliminates the effect of realizing deferred gains on our sale leasebacks, as well as the effect of gains or losses on sales of assets, early extinguishment of debt, impairment losses, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe EBITDA and Comparable EBITDA are useful to management and investors in evaluating our operating performance because they provide management and investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe they help management and investors meaningfully evaluate and compare the results of our operations from period to period by removing the impact of our asset base (primarily depreciation and amortization) from our operating results. Our management also uses EBITDA and Comparable EBITDA as measures in determining the value of acquisitions and dispositions.
We compute FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT. NAREIT adopted a definition of FFO in order to promote an industry-wide standard measure of REIT operating performance. NAREIT defines FFO as net income (or loss) (computed in accordance with GAAP) excluding losses or gains from sales of depreciable property, impairment of depreciable real estate, real estate-related depreciation and amortization, and our portion of these items related to unconsolidated affiliates. We also present FFO—Fully Diluted, which is FFO plus income or loss on income attributable to redeemable noncontrolling interests in our operating partnership. We also present Comparable FFO, which is FFO—Fully Diluted excluding the impact of any gains or losses on early extinguishment of debt, impairment losses on non-depreciable assets, foreign currency exchange gains or losses and certain other charges that are highly variable from year to year. We believe that the presentation of FFO, FFO—Fully Diluted and Comparable FFO provides useful information to management and investors regarding our results of operations because they are measures of our ability to fund capital expenditures and expand our business. In addition, FFO is widely used in the real estate industry to measure operating performance without regard to items such as depreciation and amortization. We also present Comparable FFO per diluted share as a non-GAAP measure of our performance. We calculate Comparable FFO per diluted share for a given operating period as our Comparable FFO (as defined above) divided by the weighted average of fully diluted shares outstanding, excluding shares related to the JW Marriott Essex House Hotel put option. Dilutive securities may include shares granted under share-based compensation plans and operating partnership units. No effect is shown for securities that are anti-dilutive.
We caution investors that amounts presented in accordance with our definitions of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP measures in the same manner. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA should not be considered as an alternative measure of our net income (or loss) or operating performance. FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures and property acquisitions and other commitments and uncertainties. Although we believe that FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA can enhance your understanding of our financial condition and results of operations, these non-GAAP financial measures, when viewed individually, are not necessarily a better indicator of any trend as compared to comparable GAAP measures such as net income (or loss) attributable to SHR common shareholders. In addition, you should be aware that adverse economic and market conditions might negatively impact our cash flow. We have provided a quantitative reconciliation of FFO, FFO—Fully Diluted, Comparable FFO, EBITDA, and Comparable EBITDA to the most directly comparable GAAP financial performance measure, which is net income (or loss) attributable to SHR common shareholders.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to EBITDA and Comparable EBITDA
(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$20,988	$3,760	$318,986	$(16,414)
Depreciation and amortization—continuing operations	32,932	23,906	83,195	73,505
Depreciation and amortization—discontinued operations	—	2,338	1,275	6,954
Interest expense—continuing operations	21,844	19,227	59,705	58,350
Interest expense—discontinued operations	—	1,879	1,326	5,521
Income taxes—continuing operations	370	(15)	616	70
Income taxes—discontinued operations	—	(415)	833	1,051
Income taxes—sale of assets	—	—	20,451	—
Noncontrolling interests	67	29	1,197	(22)
Adjustments from consolidated affiliates	(4,070)	(3,912)	(11,684)	(11,015)
Adjustments from unconsolidated affiliates	(11)	5,903	8,432	17,936
Preferred shareholder dividends	1,802	6,042	18,795	18,125
EBITDA	73,922	58,742	503,127	154,061
Realized portion of deferred gain on sale-leaseback	(52)	(52)	(159)	(154)
Loss (gain) on sale of assets—continuing operations	38	1,028	(729)	755
(Loss) gain on sale of assets—adjustments from consolidated affiliates	(5)	(370)	104	(370)
Gain on sale of assets—discontinued operations	(63)	—	(176,943)	—
Loss (gain) on consolidation of affiliates	15	—	(143,451)	—
Impairment losses and other charges	—	728	—	728
Loss on early extinguishment of debt—continuing operations	609	—	609	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	69	(28)	75	(26)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	37	(32)	(151)
Non-cash interest rate derivative activity	127	—	127	—
Amortization of below market hotel management agreement	513	—	621	—
Activist shareholder costs	—	—	1,637	—
Comparable EBITDA	$75,173	$60,085	$185,258	$154,843

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Reconciliation of Net Income (Loss) Attributable to SHR Common Shareholders to
Funds From Operations (FFO), FFO—Fully Diluted and Comparable FFO
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net income (loss) attributable to SHR common shareholders	$20,988	$3,760	$318,986	$(16,414)
Depreciation and amortization—continuing operations	32,932	23,906	83,195	73,505
Depreciation and amortization—discontinued operations	—	2,338	1,275	6,954
Corporate depreciation	(124)	(125)	(370)	(383)
Loss (gain) on sale of assets—continuing operations	38	1,028	(729)	755
Gain on sale of assets, net of tax—discontinued operations	(63)	—	(156,492)	—
Loss (gain) on consolidation of affiliates	15	—	(143,451)	—
Realized portion of deferred gain on sale-leaseback	(52)	(52)	(159)	(154)
Noncontrolling interests adjustments	(105)	(25)	(298)	(277)
Adjustments from consolidated affiliates	(2,166)	(2,269)	(5,972)	(5,565)
Adjustments from unconsolidated affiliates	—	3,429	5,077	10,653
FFO	51,463	31,990	101,062	69,074
Redeemable noncontrolling interests	172	53	1,495	255
FFO—Fully Diluted	51,635	32,043	102,557	69,329
Impairment losses and other charges	—	728	—	728
Non-cash interest rate derivative activity—continuing operations	3,241	(2,222)	3,131	(6,873)
Non-cash interest rate derivative activity—discontinued operations	—	(755)	—	(2,248)
Loss on early extinguishment of debt—continuing operations	609	—	609	—
Loss on early extinguishment of debt—discontinued operations	—	—	272	—
Foreign currency exchange loss (gain)—continuing operations (a)	69	(28)	75	(26)
Foreign currency exchange loss (gain)—discontinued operations (a)	—	37	(32)	(151)
Amortization of debt discount	623	—	1,246	—
Amortization of below market hotel management agreement	513	—	621	—
Activist shareholder costs	—	—	1,637	—
Excess of redemption liability over carrying amount of redeemed preferred stock	—	—	6,912	—
Comparable FFO	$56,690	$29,803	$117,028	$60,759
Comparable FFO per fully diluted share	$0.23	$0.14	$0.51	$0.29
Weighted average diluted shares (b)	251,862	209,722	229,364	209,125

(a)	Foreign currency exchange gains or losses applicable to certain balance sheet items held by foreign subsidiaries.

(b)	Excludes shares related to the JW Marriott Essex House Hotel put option.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Debt Summary
(dollars in thousands)

Debt	Interest Rate	Spread (a)	Loan Amount	Maturity (b)
Fairmont Scottsdale Princess (c)	0.52%	36 bp	$117,000	April 2015
Westin St. Francis	6.09%	Fixed	209,588	June 2017
Fairmont Chicago	6.09%	Fixed	93,124	June 2017
JW Marriott Essex House Hotel	4.75%	400 bp	185,826	September 2017
Hyatt Regency La Jolla (d)	4.50% / 10.00%	400 bp / Fixed	89,262	December 2017
Hotel del Coronado (e)	3.81%	365 bp	475,000	March 2018
Bank credit facility (f)	2.16%	200 bp	—	April 2019
Four Seasons Washington, D.C. (g)	2.41%	225 bp	120,000	June 2019
Loews Santa Monica Beach Hotel (h)	2.71%	255 bp	120,000	May 2021
InterContinental Chicago	5.61%	Fixed	143,060	August 2021
InterContinental Miami (i)	3.99%	Fixed	115,000	September 2024
			1,667,860
Unamortized discount (c)			(1,246)
			$1,666,614

(a)	Spread over LIBOR (0.16% at September 30, 2014). Interest on the JW Marriott Essex House Hotel loan is subject to a 0.75% LIBOR floor. See (d) below for interest on the Hyatt Regency La Jolla loan.

(b)	Includes extension options.

(c)
On March 31, 2014, we acquired the remaining 50.0% equity interest in the Fairmont Scottsdale Princess hotel, resulting in the Fairmont Scottsdale Princess hotel becoming wholly-owned by us. In connection with the acquisition, we consolidated the Fairmont Scottsdale Princess hotel and became fully obligated under the entire mortgage loan secured by the Fairmont Scottsdale Princess hotel. We recorded the mortgage loan at its fair value, which included a debt discount, which is being amortized as additional interest expense over the maturity period of the loan.

(d)	Interest on $72,000,000 is payable at an annual rate of LIBOR plus 4.00%, subject to a 0.50% LIBOR floor, and interest on $17,262,000 is payable at an annual fixed rate of 10.00%.

(e)
On June 11, 2014, we acquired the remaining 63.6% equity interest in the Hotel del Coronado, resulting in the Hotel del Coronado becoming wholly-owned by us. In connection with the acquisition, we consolidated the Hotel del Coronado and became fully obligated under the entire outstanding balance of the mortgage and mezzanine loans secured by the Hotel del Coronado.

(f)	On April 25, 2014, we entered into a new $300,000,000 secured bank credit facility, which replaced the previous secured bank credit facility.

(g)	On June 30, 2014, we refinanced the loan secured by the Four Seasons Washington, D.C. hotel.

(h)	On May 29, 2014, we refinanced the loan secured by the Loews Santa Monica Beach Hotel.

(i)	On August 29, 2014, we entered into a new $115,000,000 loan secured by the InterContinental Miami hotel, which replaced the previous $85,000,000 loan.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Debt Summary (Continued)
(in thousands)
Future scheduled debt principal payments (including extension options) are as follows:

Years ending December 31,	Amount
2014 (remainder)	$474
2015	120,140
2016	6,831
2017	573,972
2018	477,299
Thereafter	489,144
1,667,860
Unamortized discount	(1,246)
$1,666,614

Percent of fixed rate debt	34.7%
Weighted average interest rate (j)	4.18%
Weighted average maturity of fixed rate debt (debt with maturity of greater than one year)	5.16

 (j) Excludes the amortization of deferred financing costs.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

Portfolio Data
Portfolio at September 30, 2014
(dollars in thousands)

Hotel	Location	Number of Rooms	% of Total Rooms	3rd QTR 2014 Property EBITDA	% of 3rd QTR 2014 Property EBITDA
United States:
Westin St. Francis	San Francisco, CA	1,195	15%	$13,746	17%
InterContinental Chicago	Chicago, IL	792	10%	6,872	8%
Hotel del Coronado (a)	Coronado, CA	757	10%	17,788	22%
Fairmont Chicago	Chicago, IL	687	9%	5,420	7%
Fairmont Scottsdale Princess (b)	Scottsdale, AZ	649	8%	(1,085)	(1)%
InterContinental Miami	Miami, FL	641	8%	558	1%
JW Marriott Essex House Hotel (c)	New York, NY	510	6%	3,173	4%
Hyatt Regency La Jolla (d)	La Jolla, CA	417	5%	1,791	2%
Ritz-Carlton Laguna Niguel	Dana Point, CA	396	5%	10,993	13%
Marriott Lincolnshire Resort	Lincolnshire, IL	389	5%	1,343	2%
Loews Santa Monica Beach Hotel	Santa Monica, CA	347	5%	5,961	7%
Ritz-Carlton Half Moon Bay	Half Moon Bay, CA	261	3%	5,101	6%
Four Seasons Washington, D.C.	Washington, D.C.	222	3%	3,556	4%
Four Seasons Silicon Valley	East Palo Alto, CA	200	3%	2,407	3%
Four Seasons Jackson Hole	Teton Village, WY	124	2%	4,312	5%
Total United States		7,587	97%	81,936	100%
European:
Marriott Hamburg (e)	Hamburg, Germany	278	3%	N/A	N/A
		7,865	100%	81,936	100%

(a)
Prior to June 11, 2014, we accounted for our 36.4% ownership interest in this hotel using the equity method of accounting. On June 11, 2014, we acquired the remaining 63.6% ownership interest in this hotel and began consolidating the operations of this hotel.

(b)
Prior to March 31, 2014, we accounted for our 50.0% ownership interest in this hotel using the equity method of accounting. On March 31, 2014 we acquired the remaining 50.0% ownership interest in this hotel and began consolidating the operations of this hotel.

(c)	We own a 51.0% controlling interest in the entity that owns the JW Marriott Essex House Hotel and consolidate this hotel for reporting purposes.

(d)	We own a 53.5% controlling interest in the entity that owns the Hyatt Regency La Jolla hotel and consolidate this hotel for reporting purposes.

(e)	We sublease this property and have not included it in the percentage of Property EBITDA calculation.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Four Quarters Ended September 30, 2014
Seasonality by Geographic Region
(dollars in thousands)

The Total United States portfolio is derived from our hotel portfolio at September 30, 2014, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel.

United States Hotels (as of September 30, 2014)
Total property revenues - 15 Properties and 7,587 Rooms

	Three Months Ended
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	Total
Total property revenues	$287,176	$262,402	$308,648	$303,878	$1,162,104
Total property seasonality %	24.7%	22.6%	26.6%	26.1%	100.0%

Supplemental Financial Information
Three and Nine Months Ended September 30, 2014 and 2013

Operating Statistics by Geographic Region
The Total United States portfolio is derived from our hotel portfolio at September 30, 2014, consisting of all properties located in the United States, and 100% of the operations of the Hotel del Coronado and the Fairmont Scottsdale Princess hotel.
Total United States Hotels (as of September 30, 2014)
15 Properties
7,587 Rooms

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change
ADR	$314.53	$296.68	6.0%		$299.25	$283.96	5.4%
Average Occupancy	80.2%	80.0%	0.2	pts	76.3%	75.8%	0.5	pts
RevPAR	$252.30	$237.23	6.4%		$228.19	$215.30	6.0%
Total RevPAR	$435.30	$406.77	7.0%		$422.50	$392.12	7.7%
Property EBITDA Margin	27.0%	26.4%	0.6	pts	25.3%	23.9%	1.4	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Selected Financial and Operating Information by Property
(in thousands, except operating information)
The following tables present selected financial and operating information by property for the three and nine months ended September 30, 2014 and 2013. Property EBITDA reflects property net operating income or loss plus depreciation and amortization.

	Three Months Ended September 30,				Nine Months Ended September 30,
UNITED STATES HOTELS:	2014	2013	Change		2014	2013	Change
FAIRMONT CHICAGO
Selected Financial Information:
Total revenues	$17,773	$16,844	5.5%		$44,717	$44,564	0.3%
Property EBITDA	$5,420	$5,233	3.6%		$9,093	$9,813	(7.3)%
Selected Operating Information:
Rooms	687	687	—		687	687	—
Average occupancy	78.9%	81.0%	(2.1)	pts	66.7%	71.6%	(4.9)	pts
ADR	$231.23	$217.29	6.4%		$219.60	$211.38	3.9%
RevPAR	$182.33	$175.94	3.6%		$146.43	$151.33	(3.2)%
Total RevPAR	$281.20	$266.51	5.5%		$238.42	$237.61	0.3%

FAIRMONT SCOTTSDALE PRINCESS
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 50% as of September 30, 2014 and 2013, respectively):
Total revenues	$15,098	$14,338	5.3%		$76,819	$69,498	10.5%
Property EBITDA	$(1,085)	$(302)	(259.3)%		$19,244	$14,772	30.3%
Selected Operating Information:
Rooms	649	649	—		649	649	—
Average occupancy	60.0%	56.8%	3.2	pts	73.2%	70.9%	2.3	pts
ADR	$159.68	$161.87	(1.4)%		$248.85	$236.54	5.2%
RevPAR	$95.79	$91.94	4.2%		$182.19	$167.68	8.7%
Total RevPAR	$252.87	$240.13	5.3%		$433.57	$392.25	10.5%

FOUR SEASONS JACKSON HOLE
Selected Financial Information:
Total revenues	$13,807	$14,236	(3.0)%		$35,100	$33,305	5.4%
Property EBITDA	$4,312	$4,580	(5.9)%		$8,407	$7,980	5.4%
Selected Operating Information:
Rooms	124	124	—		124	124	—
Average occupancy	77.9%	81.2%	(3.3)	pts	66.3%	65.8%	0.5	pts
ADR	$722.64	$694.47	4.1%		$648.76	$621.49	4.4%
RevPAR	$562.82	$563.71	(0.2)%		$430.04	$409.07	5.1%
Total RevPAR	$1,210.30	$1,247.89	(3.0)%		$1,036.87	$983.83	5.4%

FOUR SEASONS SILICON VALLEY
Selected Financial Information:
Total revenues	$9,664	$9,130	5.8%		$28,364	$26,329	7.7%
Property EBITDA	$2,407	$2,040	18.0%		$6,944	$5,729	21.2%
Selected Operating Information:
Rooms	200	200	—		200	200	—
Average occupancy	82.1%	85.4%	(3.3)	pts	75.9%	81.3%	(5.4)	pts
ADR	$396.82	$337.39	17.6%		$396.40	$333.23	19.0%
RevPAR	$325.93	$288.19	13.1%		$301.03	$270.89	11.1%
Total RevPAR	$525.24	$496.18	5.9%		$519.48	$482.21	7.7%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change
FOUR SEASONS WASHINGTON, D.C.
Selected Financial Information:
Total revenues	$16,618	$14,448	15.0%		$51,062	$48,827	4.6%
Property EBITDA	$3,556	$2,728	30.4%		$11,261	$11,066	1.8%
Selected Operating Information:
Rooms	222	222	—		222	222	—
Average occupancy	76.1%	70.0%	6.1	pts	73.9%	72.1%	1.8	pts
ADR	$548.85	$496.82	10.5%		$562.53	$559.21	0.6%
RevPAR	$417.58	$347.65	20.1%		$415.91	$403.15	3.2%
Total RevPAR	$813.66	$707.41	15.0%		$842.52	$805.64	4.6%

HOTEL DEL CORONADO
Selected Financial Information (Amounts below are 100% of operations, of which SHR owns 100% and 36.4% as of September 30, 2014 and 2013, respectively):
Total revenues	$49,666	$47,279	5.0%		$128,808	$115,367	11.7%
Property EBITDA	$17,788	$18,667	(4.7)%		$42,309	$38,487	9.9%
Selected Operating Information:
Rooms	757	757	—		757	757	—
Average occupancy	69.9%	80.5%	(10.6)	pts	67.1%	70.3%	(3.2)	pts
ADR	$539.33	$463.30	16.4%		$435.22	$391.59	11.1%
RevPAR	$376.99	$372.82	1.1%		$291.83	$275.09	6.1%
Total RevPAR	$713.15	$678.87	5.0%		$623.28	$558.24	11.7%

HYATT REGENCY LA JOLLA
Selected Financial Information:
Total revenues	$9,647	$8,673	11.2%		$25,722	$25,674	0.2%
Property EBITDA	$1,791	$1,876	(4.5)%		$3,378	$5,087	(33.6)%
Selected Operating Information:
Rooms	417	419	(2)		417	419	(2)
Average occupancy	81.7%	82.1%	(0.4)	pts	68.2%	75.0%	(6.8)	pts
ADR	$182.83	$174.90	4.5%		$177.91	$171.94	3.5%
RevPAR	$149.36	$143.61	4.0%		$121.24	$128.86	(5.9)%
Total RevPAR	$251.46	$225.00	11.8%		$225.59	$224.45	0.5%

INTERCONTINENTAL CHICAGO
Selected Financial Information:
Total revenues	$22,319	$21,688	2.9%		$56,534	$56,590	(0.1)%
Property EBITDA	$6,872	$6,939	(1.0)%		$13,281	$13,383	(0.8)%
Selected Operating Information:
Rooms	792	792	—		792	792	—
Average occupancy	87.9%	90.1%	(2.2)	pts	79.8%	77.7%	2.1	pts
ADR	$205.49	$199.38	3.1%		$192.42	$197.24	(2.4)%
RevPAR	$180.69	$179.70	0.6%		$153.54	$153.28	0.2%
Total RevPAR	$306.32	$297.65	2.9%		$261.47	$261.73	(0.1)%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change
INTERCONTINENTAL MIAMI
Selected Financial Information:
Total revenues	$11,990	$10,144	18.2%		$52,999	$47,302	12.0%
Property EBITDA	$558	$315	77.1%		$14,956	$13,245	12.9%
Selected Operating Information:
Rooms	641	641	—		641	641	—
Average occupancy	78.1%	70.5%	7.6	pts	85.4%	81.1%	4.3	pts
ADR	$141.14	$138.51	1.9%		$196.49	$188.45	4.3%
RevPAR	$110.17	$97.62	12.9%		$167.79	$152.82	9.8%
Total RevPAR	$203.31	$172.03	18.2%		$302.87	$270.31	12.0%

JW MARRIOTT ESSEX HOUSE HOTEL
Selected Financial Information:
Total revenues	$21,787	$20,380	6.9%		$64,478	$59,686	8.0%
Property EBITDA	$3,173	$1,474	115.3%		$9,146	$5,022	82.1%
Selected Operating Information:
Rooms	510	510	—		510	510	—
Average occupancy	83.5%	78.6%	4.9	pts	82.2%	80.3%	1.9	pts
ADR	$439.31	$444.61	(1.2)%		$422.05	$414.82	1.7%
RevPAR	$366.89	$349.29	5.0%		$347.11	$333.04	4.2%
Total RevPAR	$463.44	$433.51	6.9%		$462.20	$423.34	9.2%

LOEWS SANTA MONICA BEACH HOTEL
Selected Financial Information:
Total revenues	$16,144	$16,100	0.3%		$44,471	$41,178	8.0%
Property EBITDA	$5,961	$5,911	0.8%		$14,376	$12,420	15.7%
Selected Operating Information:
Rooms	347	342	5		347	342	5
Average occupancy	88.1%	92.3%	(4.2)	pts	87.6%	87.1%	0.5	pts
ADR	$432.62	$405.49	6.7%		$380.13	$350.37	8.5%
RevPAR	$381.33	$374.43	1.8%		$333.09	$305.22	9.1%
Total RevPAR	$505.69	$511.71	(1.2)%		$473.79	$441.04	7.4%

MARRIOTT LINCOLNSHIRE RESORT
Selected Financial Information:
Total revenues	$9,786	$8,579	14.1%		$25,031	$23,609	6.0%
Property EBITDA	$1,343	$736	82.5%		$1,726	$991	74.2%
Selected Operating Information:
Rooms	389	389	—		389	389	—
Average occupancy	74.4%	66.3%	8.1	pts	61.9%	52.7%	9.2	pts
ADR	$131.85	$134.68	(2.1)%		$134.05	$132.49	1.2%
RevPAR	$98.14	$89.26	9.9%		$83.00	$69.79	18.9%
Total RevPAR	$273.43	$239.72	14.1%		$235.71	$219.89	7.2%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change
RITZ-CARLTON HALF MOON BAY
Selected Financial Information:
Total revenues	$18,697	$16,792	11.3%		$49,518	$45,973	7.7%
Property EBITDA	$5,101	$3,973	28.4%		$10,321	$8,778	17.6%
Selected Operating Information:
Rooms	261	261	—		261	261	—
Average occupancy	75.8%	73.4%	2.4	pts	70.5%	68.7%	1.8	pts
ADR	$495.65	$463.48	6.9%		$429.19	$411.97	4.2%
RevPAR	$375.82	$340.21	10.5%		$302.76	$283.03	7.0%
Total RevPAR	$778.67	$699.30	11.3%		$694.96	$645.21	7.7%

RITZ-CARLTON LAGUNA NIGUEL
Selected Financial Information:
Total revenues	$27,075	$26,035	4.0%		$71,964	$66,939	7.5%
Property EBITDA	$10,993	$9,192	19.6%		$25,249	$20,904	20.8%
Selected Operating Information:
Rooms	396	396	—		396	396	—
Average occupancy	78.1%	79.7%	(1.6)	pts	72.3%	71.4%	0.9	pts
ADR	$504.98	$473.16	6.7%		$430.95	$410.39	5.0%
RevPAR	$394.50	$377.02	4.6%		$311.37	$292.97	6.3%
Total RevPAR	$743.17	$714.61	4.0%		$665.67	$619.18	7.5%

WESTIN ST. FRANCIS
Selected Financial Information:
Total revenues	$43,805	$39,181	11.8%		$119,343	$108,169	10.3%
Property EBITDA	$13,746	$11,688	17.6%		$31,789	$26,789	18.7%
Selected Operating Information:
Rooms	1,195	1,195	—		1,195	1,195	—
Average occupancy	94.6%	93.1%	1.5	pts	87.7%	87.0%	0.7	pts
ADR	$288.24	$258.43	11.5%		$266.08	$243.06	9.5%
RevPAR	$272.55	$240.59	13.3%		$233.47	$211.44	10.4%
Total RevPAR	$398.45	$356.39	11.8%		$365.82	$331.57	10.3%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change
EUROPEAN HOTEL:
MARRIOTT HAMBURG
Selected Financial Information:
Total revenues	$6,233	$5,889	5.8%		$17,663	$16,232	8.8%
Property EBITDA	$1,757	$1,655	6.2%		$4,956	$4,557	8.8%
Selected Operating Information:
Rooms	278	278	—		278	278	—
Average occupancy	88.6%	91.2%	(2.6)	pts	86.0%	83.3%	2.7	pts
ADR	$211.46	$195.49	8.2%		$202.76	$189.81	6.8%
RevPAR	$187.28	$178.29	5.0%		$174.44	$158.16	10.3%
Total RevPAR	$243.70	$230.25	5.8%		$232.74	$213.88	8.8%

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Reconciliation of Property EBITDA to EBITDA
(in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,
	2014		2013		2014		2013
Hotel	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA	Property EBITDA	EBITDA
Fairmont Chicago	$5,420	$5,420	$5,233	$5,233	$9,093	$9,093	$9,813	$9,813
Fairmont Scottsdale Princess (a)	(1,085)	(1,085)	(302)	—	19,244	6,053	14,772	—
Four Seasons Jackson Hole	4,312	4,312	4,580	4,580	8,407	8,407	7,980	7,980
Four Seasons Silicon Valley	2,407	2,407	2,040	2,040	6,944	6,944	5,729	5,729
Four Seasons Washington, D.C.	3,556	3,556	2,728	2,728	11,261	11,261	11,066	11,066
Hotel del Coronado (a)	17,788	17,788	18,667	—	42,309	21,548	38,487	—
Hyatt Regency La Jolla	1,791	1,791	1,876	1,876	3,378	3,378	5,087	5,087
InterContinental Chicago	6,872	6,872	6,939	6,939	13,281	13,281	13,383	13,383
InterContinental Miami	558	558	315	315	14,956	14,956	13,245	13,245
JW Marriott Essex House Hotel	3,173	3,173	1,474	1,474	9,146	9,146	5,022	5,022
Loews Santa Monica Beach Hotel	5,961	5,961	5,911	5,911	14,376	14,376	12,420	12,420
Marriott Lincolnshire Resort	1,343	1,343	736	736	1,726	1,726	991	991
Ritz-Carlton Half Moon Bay	5,101	5,101	3,973	3,973	10,321	10,321	8,778	8,778
Ritz-Carlton Laguna Niguel	10,993	10,993	9,192	9,192	25,249	25,249	20,904	20,904
Westin St. Francis	13,746	13,746	11,688	11,688	31,789	31,789	26,789	26,789
Marriott Hamburg (b)	1,757	49	1,655	214	4,956	149	4,557	192
	$83,693	$81,985	$76,705	$56,899	$226,436	$187,677	$199,023	$141,399
Adjustments:
Impairment losses and other charges		—		(728)		—		(728)
Corporate expenses		(5,405)		(5,191)		(19,796)		(18,163)
Interest income		46		11		123		41
Loss on early extinguishment of debt		(609)		—		(609)		—
Equity in (losses) earnings of unconsolidated affiliates		(4)		451		5,267		3,252
Foreign currency exchange (loss) gain		(69)		28		(75)		26
(Loss) gain on consolidation of affiliate		(15)		—		143,451		—
Other (expenses) income, net		(136)		(832)		1,082		45
Income (loss) from discontinued operations		63		(578)		159,102		1,740
Depreciation expense—discontinued operations		—		2,338		1,275		6,954
Interest expense—discontinued operations		—		1,879		1,326		5,521
Income taxes—discontinued operations		—		(415)		833		1,051
Income taxes—sale of assets		—		—		20,451		—
Noncontrolling interest in consolidated affiliates		1,854		3,018		6,112		7,467
Adjustments from consolidated affiliates		(4,070)		(3,912)		(11,684)		(11,015)
Adjustments from unconsolidated affiliates		(11)		5,903		8,432		17,936
Other adjustments		293		(129)		160		(1,465)
EBITDA		$73,922		$58,742		$503,127		$154,061

(a)
On March 31, 2014, we acquired the remaining ownership interest in the Fairmont Scottsdale Princess hotel and consolidated the property. On June 11, 2014, we acquired the remaining ownership interest in the Hotel del Coronado and consolidated the property. EBITDA for the three and nine months ended September 30, 2014 represents revenue and expenses generated by these properties subsequent to the consolidation of these properties. Prior to the acquisitions on March 31, 2014 and June 11, 2014, we accounted for these properties under the equity method of accounting. EBITDA related to our interest in these properties while they were accounted for under the equity method of accounting is reflected in adjustments from unconsolidated affiliates. Property EBITDA represents 100% of revenue and expenses generated by these properties.

(b)
We have a leasehold interest in and sublease this property. Therefore, EBITDA represents the lease revenue less the lease expense recorded in our statements. Property EBITDA represents the revenue less expenses generated by the property.

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	Three and Nine Months Ended September 30, 2014 and 2013

Reconciliation of Property EBITDA to Comparable EBITDA
(in thousands)

	Three Months Ended September 30, 2014			Nine Months Ended September 30, 2014
	Property EBITDA	Adjustments	Comparable EBITDA	Property EBITDA	Adjustments	Comparable EBITDA
Urban Hotels:
Fairmont Chicago	$5,420	$—	$5,420	$9,093	$—	$9,093
Four Seasons Silicon Valley	2,407	—	2,407	6,944	—	6,944
Four Seasons Washington, D.C.	3,556	—	3,556	11,261	—	11,261
Hyatt Regency La Jolla	1,791	(772)	1,019	3,378	(1,510)	1,868
InterContinental Chicago	6,872	—	6,872	13,281	—	13,281
InterContinental Miami	558	—	558	14,956	—	14,956
JW Marriott Essex House Hotel	3,173	(1,433)	1,740	9,146	(4,359)	4,787
Westin St. Francis	13,746	—	13,746	31,789	—	31,789
Total Urban Hotels	37,523	(2,205)	35,318	99,848	(5,869)	93,979
Resorts:
Fairmont Scottsdale Princess	(1,085)	—	(1,085)	19,244	(6,626)	12,618
Four Seasons Jackson Hole	4,312	—	4,312	8,407	—	8,407
Hotel del Coronado	17,788	514	18,302	42,309	(13,337)	28,972
Loews Santa Monica Beach Hotel	5,961	—	5,961	14,376	—	14,376
Marriott Lincolnshire Resort	1,343	—	1,343	1,726	—	1,726
Ritz-Carlton Half Moon Bay	5,101	—	5,101	10,321	—	10,321
Ritz-Carlton Laguna Niguel	10,993	—	10,993	25,249	—	25,249
Total Resorts	44,413	514	44,927	121,632	(19,963)	101,669
European Hotel:
Marriott Hamburg	1,757	(1,760)	(3)	4,956	(4,966)	(10)
	$83,693	$(3,451)	$80,242	$226,436	$(30,798)	$195,638

	% of QTR Comparable EBITDA			% of YTD Comparable EBITDA
Urban Hotels	44%			48%
Resorts	56%			52%
Total	100%			100%

Total United States Urban Hotels (as of September 30, 2014)
8 Properties
4,664 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change
ADR	$270.17	$252.62	6.9%		$266.88	$254.35	4.9%
Average Occupancy	85.1%	83.7%	1.4	pts	79.5%	79.6%	(0.1)	pts
RevPAR	$229.87	$211.43	8.7%		$212.04	$202.39	4.8%
Total RevPAR	$357.90	$327.20	9.4%		$347.97	$327.02	6.4%
Property EBITDA Margin	24.4%	23.0%	1.4	pts	22.5%	21.6%	0.9	pts

Total United States Resorts (as of September 30, 2014)
7 Properties
2,923 Rooms
	Three Months Ended September 30,				Nine Months Ended September 30,
	2014	2013	Change		2014	2013	Change
ADR	$397.67	$376.38	5.7%		$357.01	$337.90	5.7%
Average Occupancy	72.5%	74.0%	(1.5)	pts	71.1%	69.8%	1.3	pts
RevPAR	$288.11	$278.50	3.5%		$253.99	$235.95	7.6%
Total RevPAR	$558.81	$534.01	4.6%		$541.60	$496.21	9.1%
Property EBITDA Margin	29.6%	29.8%	(0.2)	pts	28.2%	26.4%	1.8	pts

Supplemental Financial Information
Strategic Hotels & Resorts, Inc. and Subsidiaries (SHR)	September 30, 2014

2014 Guidance
(in millions, except per share data)

	Year Ended December 31, 2014
Operational Guidance	Low Range	High Range
Total RevPAR growth	6.0%	7.0%
RevPAR growth	5.5%	7.0%

	Year Ended December 31, 2014
Comparable EBITDA Guidance	Low Range	High Range
Net income attributable to common shareholders	$315.6	$325.6
Depreciation and amortization	121.5	121.5
Interest expense	83.8	83.8
Income taxes	1.9	1.9
Noncontrolling interests	1.2	1.2
Adjustments from consolidated affiliates	(16.0)	(16.0)
Adjustments from unconsolidated affiliates	8.4	8.4
Preferred shareholder dividends	13.7	13.7
Preferred stock redemption liability	6.9	6.9
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(157.2)	(157.2)
Gain on consolidation of affiliates	(143.5)	(143.5)
Other adjustments	3.9	3.9
Comparable EBITDA	$240.0	$250.0

	Year Ended December 31, 2014
Comparable FFO Guidance	Low Range	High Range
Net income attributable to common shareholders	$315.6	$325.6
Depreciation and amortization	120.8	120.8
Realized portion of deferred gain on sale-leasebacks	(0.2)	(0.2)
Gain on sale of asset	(157.2)	(157.2)
Gain on consolidation of affiliates	(143.5)	(143.5)
Noncontrolling interests	1.2	1.2
Adjustments from consolidated affiliates	(8.5)	(8.5)
Adjustments from unconsolidated affiliates	5.1	5.1
Interest rate swap OCI amortization	8.9	8.9
Preferred stock redemption liability	6.9	6.9
Other adjustments	2.9	2.9
Comparable FFO	$152.0	$162.0
Comparable FFO per diluted share	$0.65	$0.69